SUBSEQUENT EVENT	9 Months Ended	12 Months Ended
	Jul. 31, 2014	Oct. 31, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]

2.         SUBSEQUENT EVENTS

Unwinding of Business Relationship and Interests with Videocon

On August 29, 2014, the Company and CopyTele International Ltd., a wholly-owned subsidiary of the Company (the “Subsidiary”), terminated their business relationship (the “Business Relationship”) with Videocon Industries Limited (“Videocon”) and Mars Overseas Limited, an affiliate of Videocon (“Mars” and together with the Company, the Subsidiary and Videocon, the “Parties”).  The Business Relationship began in November 2007 and related to a proposed joint development effort between the Company and Videocon to develop a certain Nano Field Emission Display technology (the “Technology”). In connection with the proposed joint venture, (i) the Company granted a non-transferable, worldwide license to Videocon for the Technology (the “License”), (ii) the Subsidiary made a $5 million dollar loan to Mars (the “Subsidiary Loan”), (iii) Mars made an identical $5 million dollar loan to the Subsidiary (the “Mars Loan” and together with the Subsidiary Loan, the “Loans”), (iv) the Company sold to Mars 20 million shares of the Company’s common stock (the “Shares”) and (v) Global EPC Ventures Limited sold to the Company 1,495,845 global depository receipts of Videocon (the “GDRs”). The Shares and GDRs were subsequently used to secure the Loans.

Because Videocon was unable to continue with its joint development responsibilities, the Technology was not jointly developed by the Parties, and Videocon introduced the Company to AU Optronics Corp. to jointly develop the Technology with the Company. Because the Company entered into a separate agreement with AU Optronics Corp. to jointly develop the Technology, the Business Relationship with Videocon became immaterial to the Company. Accordingly, the Company and Videocon agreed to terminate the Business Relationship. In order to terminate the Business Relationship, the Parties entered into several agreements whereby: (i) the License was terminated, (ii) both of the Loans were canceled and (iii) the Shares and GDRs were exchanged for each other (collectively, the “Termination Transactions”). The result of these Termination Transactions was to undo the initial transactions between the Parties that set forth the Business Relationship. Aside from this business relationship there is no other material relationship between the Parties.  In accounting for the unwinding of this business relationship, the Company offset the two loans and then recorded its repurchased shares of common stock at the then current fair value of the GDRs and then retired and cancelled those shares.

Preferred Stock

On September 9, 2014, the Company designated 3,500 shares of Series A Convertible Preferred Stock, par value $100 per share, in accordance with the Certificate of Designation of Series A Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on September 9, 2014 (the “Series A Convertible Preferred Stock”).  On September 9, 2014, 3,500 shares of Series A Convertible Preferred Stock were issued in connection with the conversion of the Convertible Debenture due November 2016, as discussed further, below.

Ranking

The Series A Convertible Preferred Stock ranks senior to the Company’s common stock, to all series of any other classes of equity which may be issued and to any indebtedness, unless the Company has obtained the prior written consent of the Series A Convertible Preferred Stock holder.

Optional Conversion

Holders of the Series A Convertible Preferred Stock may at any time convert their shares of Series A Convertible Preferred Stock into such number of shares of the Company’s common stock in such an amount equal to (a) the stated value (initially $1,000) of the shares of Series A Convertible Preferred Stock being converted (the “Stated Value”), divided by the conversion price (initially $0.1892) ( the “Series A Conversion Price”), multiplied by (b) the number of shares of Series A Preferred Stock being converted.  In the event the Series A Convertible Preferred Stock is converted in part, the Company shall deliver a new certificate of like tenor in the amount equal to the remaining balance of the Series A Convertible Preferred Stock after giving effect to such partial conversion.

The holder shall not have the right to convert any portion of the Series A Convertible Preferred Stock if after giving effect to such conversion, the holder, together with any affiliate thereof, would beneficially own in excess of 4.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion.

The embedded conversion option has certain anti-dilution protection provisions which would be triggered if the Company issues its common stock, or certain common stock equivalents, (as defined) at a price below $0.142 per share.

 Mandatory Conversion

At any time after November 11, 2016, if and only if the average of the high and low trading prices of the Company’s common stock for any 10 out of 20 consecutive trading days (the “Measurement Period,”) exceeds the then Series A Conversion Price, as adjusted, the Company may convert any then outstanding shares of Series A Convertible Preferred Stock into shares of common stock (a “Mandatory Conversion”), provided, however, that any such Mandatory Conversion shall not require a holder to convert a number of shares of Series A Convertible Preferred Stock into an amount of Common Stock that would exceed 50% of the daily average trading volume of the common stock during the Measurement Period. Following November 11, 2016 and subject to the price and volume limitations set forth above, the Company may require such number of successive Mandatory Conversions as are necessary to convert all then outstanding Series A Convertible Preferred Stock.

Redemption

At any time on or after November 11, 2016 (the “Redemption Date”), and upon at least 60 days prior written notice to the Company (a “Redemption Notice”), any holder of the Series A Convertible Preferred Stock shall have a one-time right to require the Company to redeem all or some of its shares of Series A Convertible Preferred Stock (a “Redemption”), for cash generated from a subsequent sale of the Company’s equity securities.   The redemption price shall be equal to the Stated Value for each share of Series A Convertible Preferred Stock (the “Redemption Purchase Price”).  Upon receipt of a Redemption Notice, the Company shall complete a sale or sales of its equity securities for the purpose of accumulating net proceeds sufficient to pay the Redemption Purchase Price (it being understood by the holder of the Series A Convertible Preferred Stock that the Company may only redeem shares of Series A Convertible Preferred Stock with the proceeds from the sale of the Company’s equity securities).

Board and Observer Rights

Each holder of Series A Convertible Preferred Stock shall have the right, upon 10 days' prior written notice, to designate one representative, reasonably acceptable to the Company, who shall be entitled to attend and observe meetings of the Company’s Board of Directors in a non-voting observer capacity (the “Observer”).

Accounting for the Series A Convertible Preferred Stock

The Company determined that the economic characteristics and risks of the conversion feature and the preferred stock instrument were clearly and closely related as equity instruments and accordingly, the conversion feature would not require separate accounting.   In addition, the redemption feature is contingent upon Series a Convertible Preferred Stock not being converted into common stock and upon the holders delivering a redemption notice to the Company.   Further, the redemption purchase price may only be paid from the proceeds of a subsequent sale of equity securities. Accordingly, the Series A Convertible Preferred Stock was accounted for as an equity instrument.

Conversion of the Convertible Debenture due November 2016

On September 9, 2014, holders of $3,500,000 and approximately $173,000 of principal and interest, respectively, of the Convertible Debenture due November 2016, converted their holdings into an aggregate of 18,498,943 shares of common stock the (“Conversion Common Stock”).   In addition, the Company exchanged and reissued the warrant for the purchase of 9,249,472 shares of common stock, and upon the reissuance, lowered the exercise price to $0.31 per share.   There was no change to the term of the warrant.

In connection with this conversion, the Company recorded a loss on conversion/exchange of approximately $1,580,000, as summarized below. This loss represents the excess of the fair value of common stock issued on the date of the conversion over the net book value of the debt on the date of conversion. Since the conversion feature on the Convertible Debenture due November 2016 was determined to be a derivative liability, the net book value includes the value of the debt, net of discount, the derivative liability related to the conversion feature (after being marked to market on the conversion date, and the change in the fair value of the warrant on the date of the conversion.

The loss on extinguishment of debt was determined as follows:

Conversion Common Stock
Securities extinguished:
Face value of convertible debenture converted	$3,500,000
Less: debt discount	(1,693,785)
Plus: accrued interest	173,521
Plus: fair value of derivative liability	1,032,241
Plus: fair value of warrant exchanged in connection with the conversion	1,270,000
Net book value of converted debenture, accrued interest, derivative liability and warrant exchanged	4,281,977
Securities issued in conversion/exchange:
Fair value of common stock issued	4,532,241
Fair value of warrant issued September 9, 2014	1,332,000
Subtotal of securities issued in conversion/exchange	5,864,241
(Loss) on conversion/exchange	$(1,582,264)

On September 9, 2014, the Convertible Debenture due November 2016 was extinguished in full.  However, the Company needed to determine the fair value of the derivative liability for the embedded conversion feature immediately prior to the conversion, in order to determine the change in the fair value of the derivative for the period. The Company determined to measure the derivative immediately prior to the conversion at its intrinsic value, since this method most fairly measured the value of the derivative liability. The intrinsic value computation is provided below.

On September 9, 2014

Stock price used for valuation	$0.25
5,285 shares issued per $1,000 face value
Aggregate gross intrinsic value of the $3,500,000 of principal outstanding on September 8, 2014, immediately prior to conversion	4,532,241
Less the face value of the convertible debenture	(3,500,000)
Intrinsic value of the derivative conversion feature	$1,032,241

Immediately after the conversion, the holders exchanged 15,978,943 shares of the Conversion Common Stock into 3,500 shares of Series A Convertible Preferred Stock.  Shortly thereafter, the Company retired and cancelled the 15,978,943 shares of common stock received in the exchange.

11.       SUBSEQUENT EVENT

In connection of the acquisition of patents in November 2013, we incurred an obligation, due in November 2017, in the amount of $5,000,000, payable in cash or our common stock, which amount will be reduced by the aggregate of royalty payments during the period, if any.